                    OPPENHEIMER TRANSITION 2010 FUND
                    OPPENHEIMERTRANSITION 2015 FUND
                    OPPENHEIMER TRANSITION 2020 FUND
                    OPPENHEIMER TRANSITION 2030 FUND

               Supplement dated November 30, 2007 to the
                     Prospectus dated June 27, 2007

This supplement amends the Prospectus dated June 27, 2007 of the above-referenced funds (the "Funds"). The section "How the Funds are
Managed - The Manager - Portfolio Managers," beginning on page 30, is deleted in its entirety and replaced by the following:

      Portfolio Managers. The Funds are managed by a team of investment professionals including Rudi W. Schadt, Jerry A. Webman, Kurt
Wolfgruber, Christopher Leavy and Alexander Kurinets, who are primarily responsible for the day-to-day management of the Funds' investments.

      Mr. Schadt has been a Vice President of the Funds and a member of the portfolio management team since the Funds' inception in 2006. Mr.
Schadt has been a Vice President and Director of Research in Product
Design and Risk Management of the Manager since August 2004. Prior to joining the Manager in February 2002, he was a Director and Senior
Quantitative Analyst from 2000 through 2001 at UBS Asset Management, prior to which he was an Associate Director of Research, Senior
Researcher and Portfolio Manager from June 1997 at State Street Global
Advisors. Mr. Schadt is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

      Dr. Webman has been a Vice President of the Funds and a member of the portfolio management team since the Funds' inception in 2006. Dr.
Webman has been Chief Economist of the Manager since May 2006, a Senior
Vice President of the Manager since February 1996, Senior Investment
Officer and Director of the Manager's Fixed Income Investments since
1997, and a Senior Vice President of HarbourView Asset Management
Corporation since May 1999. Dr. Webman is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

      Mr. Wolfgruber has been a Vice President of the Funds and a member of the portfolio management team since the Funds' inception in
2006. Mr. Wolfgruber has been an Executive Vice President of the
Manager since March 2003 and Chief Investment Officer and Director of
the Manager since July 2003. He has been Director of HarbourView Asset
Management Corporation and of OFI Institutional Asset Management, Inc.
since June 2003 and of Tremont Capital Management, Inc. since October
2001. He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

      Mr. Leavy has been a Vice President of the Funds and member of the Funds' portfolio management team since November 2007. Mr. Leavy has been Director of Equities since January 2007 and Senior Vice President of the Manager since September 2000. He was a Portfolio Manager at
Morgan Stanley Dean Witter Investment Management from 1997 to September
2000. He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

      Mr. Kurinets has been a member of the Funds' portfolio management team since November 2007. Mr. Kurinets has been an Internal Research
Analyst for the Manager's Equity Risk Management Team since 2002. Prior to joining the Manager Mr. Kurinets was an Equity Trading Analyst at
Schonfeld Securities from 2000 to 2002.

      The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of each Fund's shares.

      Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying
Fund.

November 30, 2007                                           PS0000.034